UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of Earliest Event Reported):
August 15, 2007

Commission file number: 001-33084

SUSSER HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	01-0864257
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4433 Baldwin Boulevard Corpus Christi, Texas 78408 (Address of principal executive offices, including zip codes)

Registrant’s telephone number, including area code: (361) 884-2463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The following information is furnished under Item 2.02, “Results of Operations and Financial Condition.” This information, including the information contained in Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 15, 2007, Susser Holdings Corporation issued a press release announcing its financial results for the second fiscal quarter ended July 1, 2007 and providing access information for an investor conference call to discuss those results. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 2.02. The conference call will be available for replay for approximately 60 days following the date of the call at www.susser.com, or by telephone through August 23, 2007, by following the telephonic replay instructions provided in the press release.

Item 9.01   Financial Statements and Exhibits.

(c)   Exhibits

The following exhibits are filed herewith:

Exhibit Number	Exhibit Description
99.1	Press Release of Susser Holdings Corporation, dated August 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSSER HOLDINGS CORPORATION

Date: August 15, 2007	By: /s/ Mary E. Sullivan
Name: Mary E. Sullivan Title: Executive Vice President and Chief Financial Officer